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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRIFFIN LAND & NURSERIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 GRIFFIN LAND & NURSERIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 12, 2009

        PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of Griffin Land & Nurseries, Inc. ("Griffin") will be held in the Hudson Room on the fourth floor of the New York Hilton Hotel, 1335 Avenue of the Americas, New York, NY 10019, on the 12th day of May 2009, at 10:00 a.m., local time, to consider and act upon:

  1.
  The election of Winston J. Churchill, Jr., Edgar M. Cullman, David M. Danziger, Frederick M. Danziger, Thomas C. Israel, Albert H. Small, Jr. and David F. Stein as directors of Griffin;

  2.
  The approval of Griffin's 2009 Stock Option Plan;

  3.
  The ratification of the selection of Griffin's independent registered public accountants for fiscal 2009; and

  4.
  Such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

        Only stockholders of record at the close of business on April 1, 2009 are entitled to notice of, and to vote at, the Annual Meeting.

ANTHONY J. GALICI Secretary

Dated:    April 8, 2009

 GRIFFIN LAND & NURSERIES, INC.
ONE ROCKEFELLER PLAZA
SUITE 2301
NEW YORK, NEW YORK 10020

 PROXY STATEMENT

        This Proxy Statement is furnished to the stockholders of Griffin Land & Nurseries, Inc. ("Griffin") in connection with the solicitation by the Board of Directors of proxies for the Annual Meeting of Stockholders to be held at 10:00 a.m. on May 12, 2009 in the Hudson Room on the fourth floor of the New York Hilton Hotel at 1335 Avenue of the Americas, New York, NY, 10019, for the purposes set forth in the accompanying notice of meeting. The initial distribution of proxy materials is expected to be made on or about April 15, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 12, 2009

The Company's Proxy Statement and Annual Report are available at
http://materials.proxyvote.com/398231

        The following proxy materials are available for review at http://materials.proxyvote.com/398231:

  •
  the Company's 2009 Proxy Statement;

  •
  the proxy card;

  •
  the Company's Annual Report for the fiscal year ended November 29, 2008; and

  •
  any amendments to the foregoing materials that are required to be furnished to stockholders.

        You may obtain directions to attend the Annual Meeting, where you may vote in person, by calling Griffin's corporate headquarters at (212) 218-7910.

        At the Annual Meeting, stockholders will be asked to consider and act upon the following proposals:

  1.
  The election of Winston J. Churchill, Jr., Edgar M. Cullman, David M. Danziger, Frederick M. Danziger, Thomas C. Israel, Albert H. Small, Jr. and David F. Stein as directors of Griffin;

  2.
  The approval of Griffin's 2009 Stock Option Plan;

  3.
  The ratification of the selection of Griffin's independent registered public accountants for fiscal 2009; and

  4.
  Such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

        The Board recommends a vote "FOR" each of the nominees for director, "FOR" Griffin's 2009 Stock Option Plan, and "FOR" the ratification of the selection of Griffin's independent registered public accountants for fiscal 2009.

 GENERAL

        This solicitation is being made on behalf of the Board of Directors of Griffin. Any proxy received in the accompanying form may be revoked by the person executing it at any time before the authority thereby granted is exercised. Proxies received by the Board of Directors in such form will be voted at the meeting or any adjournment thereof as specified therein by the person giving the proxy; if no specification is made, the shares represented by such proxy will be voted (i) for the election of Winston J. Churchill, Jr., Edgar M. Cullman, David M. Danziger, Frederick M. Danziger, Albert H. Small, Jr. and David F. Stein as directors as described in this Proxy Statement; (ii) for the approval of Griffin's 2009 Stock Option Plan; and (iii) for ratification of the selection of McGladrey & Pullen, LLP as independent registered public accountants for Griffin for fiscal 2009. Directors will be elected by a plurality of the votes cast. Abstentions and broker "non-votes" will have no effect on the election of directors. The approval of Griffin's 2009 Stock Option Plan, ratification of McGladrey & Pullen, LLP as independent registered public accountants for Griffin, and approval of any other matter that may be brought before the Annual Meeting, requires the affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will be treated as votes against the proposal. Broker "non-votes" will be treated as though they are not entitled to vote and will not affect the outcome of the proposal.

        Management knows of no matters that may be brought before the Annual Meeting or any adjournment thereof other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. However, if any other matter should come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy or their substitutes to vote the proxy in accordance with their judgment on such matters.

        The cost of solicitation of proxies by the Board of Directors will be borne by Griffin. Such solicitation will be made by mail and, in addition, may be made by officers and employees of Griffin personally or by telephone, facsimile or electronic mail. Proxies and proxy material will also be distributed through brokers, custodians and other similar parties. The solicitation and recording of proxies is being done by Griffin's registrar and transfer agent, American Stock Transfer & Trust Company, and will cost less than $7,500.

        Each holder of a share of Common Stock, par value $0.01 per share, of Griffin (the "Common Stock") will be entitled to one vote for each share held of record by such person at the close of business on April 1, 2009 (the "Record Date"), which is the Record Date fixed by the Board of Directors for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of such date, Griffin had outstanding 5,076,463 shares of Common Stock (none of which constituted shares of treasury stock). A majority of these shares present in person or represented by proxy will constitute a quorum at the Annual Meeting. A total of 2,555,205 shares of Common Stock, representing approximately 50.3% of the outstanding shares of Common Stock, are held by members of the Cullman & Ernst Group (as defined herein).

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

        Proposals by stockholders for Griffin's 2010 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by Griffin before December 14, 2009, if such proposal is to be considered for inclusion in the 2010 proxy materials of Griffin. Any stockholder proposal not intended to be included in the proxy materials for the 2010 Annual Meeting must be received by Griffin no later than February 27, 2010 or else management of Griffin will retain discretion to vote proxies received for that meeting in their discretion with respect to any such proposal.

 I.    ELECTION OF DIRECTORS

        At the 2009 Annual Meeting of Stockholders, seven directors (which will comprise the entire Board) are to be elected. The Board of Directors proposed the nominees listed below for election as directors to serve until the 2010 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The directors must be elected by a plurality of the votes cast in person or by proxy by stockholders entitled to vote at the meeting. If, for any reason, any nominee or nominees become unavailable for election, the proxy holders will vote for such substitute nominee or nominees as may be designated by the Board of Directors, or the Board may elect to reduce the size of the Board.

Name (letters refer to Committee memberships, identified below)	(Age) and Date Since Which Has Continuously Served as a Director of Griffin		Principal Occupation and Business Experience During the Past Five Years (1)	Also Serves as a Director of the Following Corporations
Winston J. Churchill, Jr. (b) (c)	(68)	1997	Managing General Partner of SCP Partners; Chairman of CIP Capital Management, Inc.	Rodman & Renshaw Capital Group, Inc.; Cyalume Technologies Holdings, Inc.; Innovative Solutions and Support, Inc.; Amkor Technology, Inc.
Edgar M. Cullman	(91)	1997	Chairman of the Board of Directors of General Cigar Holdings, Inc. from December 1996 through April 2005; Managing member of Culbro LLC January 2006—present	Bloomingdale Properties, Inc.
David M. Danziger (2)	(43)	2006	Executive Vice President of General Cigar Holdings, Inc. from January 1999 through April 2005; Managing member of Culbro LLC January 2006—present
Frederick M. Danziger (3)	(69)	1997	President and Chief Executive Officer of Griffin Land & Nurseries, Inc. since April 1997	Monro Muffler Brake, Inc.; Bloomingdale Properties, Inc.
Thomas C. Israel (a) (b) (c)	(65)	2000	Chairman of A.C. Israel Enterprises, Inc.
Albert H. Small, Jr, (a)	(52)	2009	President of Renaissance Housing from 1984 through March 2005, President of WCI Communities Mid-Atlantic Division from March 2005 through March 2008 and active in the development and management of several commercial and office developments in Washington D.C.
David F. Stein (a) (b) (c)	(68)	1997	Vice Chairman of J & W Seligman & Co., Inc. from 1996 through January 2009

Member of the (a) Audit Committee; (b) Compensation Committee; and (c) Nominating Committee.

(1)
Except as otherwise indicated each director has had the same principal occupation during the past five years.

(2)
David M. Danziger is the son of Frederick M. Danziger and the grandson of Edgar M. Cullman.

(3)
Frederick M. Danziger is the son-in-law of Edgar M. Cullman.

(4)
Winston J. Churchill, Jr. and Albert H. Small, Jr. are brothers-in-law.

        The Board of Directors held seven meetings during fiscal 2008. Griffin's Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. Committee memberships of the Board of Directors are indicated in the above table. No director attended fewer than 75% of all Board and Committee meetings (of Committees of which they were members) during fiscal 2008.

        The Company encourages, but does not require, Board Members to attend the Annual Meeting of Stockholders. Last year, all of the Board Members attended the Annual Meeting of Stockholders.

Board Independence

        Under Nasdaq rules, an "independent director" of a company means a person who is not an officer or employee of the company or its subsidiaries and, in the opinion of the company's board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Messrs. Churchill, Jr., Israel, Small, Jr. and Stein qualify as independent directors under Nasdaq rules.

Executive Officers who are not Directors

Name	Age	Principal Occupation During the Past Five Years
Anthony J. Galici	51	Vice President, Chief Financial Officer and Secretary of Griffin since April 1997.
Michael S. Gamzon	39

Vice President of Griffin since January 2008. Investment Analyst with Alson Capital Partners, LLC from April 2005 until January 2008. Investment Analyst with Cobalt Capital Management, LLC from March 2002 until March 2005.

Scott Bosco	43	Vice President of Construction of the Griffin Land division since July 2005. Project Manager at Casle Corp. from March 1992 until June 2005.
Thomas M. Lescalleet	46	Senior Vice President of the Griffin Land division since March 2002.
Gregory M. Schaan	51

President and Chief Executive Officer of Imperial since October 1999. Senior Vice President of Sales and Marketing at Imperial from July 1997 until October 1999. Vice President of Sales and Marketing of Imperial from August 1992 until July 1997.

Mr. Gamzon is the son-in-law of Mr. Frederick M. Danziger and the brother-in-law of Mr. David M. Danziger.

Audit Committee

        Griffin's Audit Committee consists of David F. Stein, Chairman, Thomas C. Israel and Albert H. Small, Jr. In June 2008, the Audit Committee was reduced from three to two members because of the death of one of Griffin's independent directors. As a result, Griffin was not in compliance with the audit committee composition requirements under Nasdaq rules and was given a cure period to regain compliance. On January 22, 2009, the Board's appointment of Albert H. Small, Jr., an independent director, to Griffin's Audit Committee enabled Griffin to regain compliance, within the cure period, with the audit committee composition requirements of Nasdaq.

        All of the members of the Audit Committee are independent directors. None of the members of the Audit Committee are considered a financial expert as defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities and Exchange Act of 1934. The Audit Committee engaged an accounting and auditing firm as an advisor to the Audit Committee in carrying out its responsibilities, represented by a partner who is a certified public accountant with extensive experience in auditing the financial statements of public and private companies. Griffin has also engaged that accounting and auditing firm to assist in Griffin's preparation for compliance with certain provisions of the Sarbanes-Oxley Act of 2002. The Audit Committee approves all auditing and non-auditing services, reviews audit reports and the scope of audit by Griffin's independent registered public accountants and related matters pertaining to the preparation and examination of Griffin's financial statements. From time to time, the Audit Committee makes recommendations to the Board of Directors with respect to the foregoing matters. The Audit Committee held six meetings in fiscal 2008 and recommended to the Board of Directors the selection of McGladrey & Pullen, LLP as the Company's independent registered public accountants (see "Selection of Independent Registered Public Accountants" on page 29).

Nominating Committee

        Griffin's Nominating Committee consists of Thomas C. Israel, Chairman, Winston J. Churchill, Jr. and David F. Stein. All of the members of the Nominating Committee are independent directors. The Nominating Committee reviews candidates for appointment to the Griffin Board of Directors. In searching for qualified director candidates for election to Griffin's Board of Directors and to fill vacancies on the Board, the Board may solicit current directors for the names of potentially qualified candidates and may ask directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates and will consider suggestions from shareholders for nominees for election as directors. The Nominating Committee does not have a policy on the consideration of board nominees recommended by stockholders. The Board believes such a policy is not necessary in that the Nominating Committee will consider nominees based on a nominee's qualifications, regardless of whether the nominee is recommended by stockholders. The Nominating Committee does not have a charter. The Nominating Committee did not meet in fiscal 2008. In December 2008, the Nominating Committee met and nominated Albert H. Small, Jr. to become a director of Griffin. Mr. Small, Jr. was recommended to the Nominating Committee by one of Griffin's non-management directors. Mr. Small, Jr. was elected a director of Griffin by Griffin's Board of Directors at its meeting on January 22, 2009.

Communication with the Board or Nominating Committee

        Stockholders who wish to communicate with the Board of Directors or the Nominating Committee should address their communications to Thomas C. Israel, Chairman of the Nominating Committee, via first class mail, at Griffin Land & Nurseries, Inc., One Rockefeller Plaza, Suite 2301, New York, NY 10020. Such communication will be distributed to the specific Director(s) requested by the stockholder, or if generally to the Board of Directors, to other members of the Board of Directors as may be appropriate depending on the material outlined in the stockholder communication.

Compensation Committee

        Griffin's Compensation Committee consists of Winston J. Churchill, Jr., Chairman, Thomas C. Israel and David F. Stein. All of the members of the Compensation Committee are independent directors. The Compensation Committee oversees Griffin's executive compensation programs, Griffin's 1997 Stock Option Plan, as amended, Griffin's 401(k) Savings Plan and Griffin's Non-qualified

Deferred Compensation Plan. No member of the Compensation Committee has been an officer or employee of Griffin. None of Griffin's executive officers have served as a director or member of the compensation committee of any entity whose executive officers served as a director of Griffin or member of Griffin's Compensation Committee. The Compensation Committee does not have a charter and met three times in fiscal 2008.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND PRINCIPAL HOLDERS

        The following table lists the number of shares of Common Stock of Griffin beneficially owned or held by: (i) each person known by Griffin to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) the nominees for election as director; (iii) the Named Executive Officers (as defined below); and (iv) all directors and officers of Griffin, collectively. Unless otherwise indicated, information is provided as of April 1, 2009.

Name and Address (1)	Shares Beneficially Owned (2)	Percent of Total
Edgar M. Cullman (3)	912,342	17.7
Edgar M. Cullman, Jr. (3)	936,488	18.1
Louise B. Cullman (3)	781,775	15.1
Susan R. Cullman (3)	992,399	19.2
David M. Danziger (3)	52,308	1.0
Frederick M. Danziger (3)	373,312	7.2
Lucy C. Danziger (3)	788,680	15.3
John L. Ernst (3)	419,400	8.1
Michael S. Gamzon (3)	31,156	*
Winston J. Churchill, Jr.	61,745	1.2
SCP Partners
1200 Liberty Ridge Dr., Suite 300
Wayne, PA 19087
Thomas C. Israel	31,557	*
Ingleside Investors
12 East 49th Street
New York, NY 10017
Albert H. Small, Jr.	1,749	*
7311 Arrowood Road
Bethesda, MD 20817
David F. Stein	37,337	*
875 Park Avenue
New York, NY 10075
Anthony J. Galici	38,523	*
Griffin Land & Nurseries, Inc.
90 Salmon Brook Street
Granby, CT 06035
Gregory M. Schaan	27,797	*
Imperial Nurseries, Inc.
90 Salmon Brook Street
Granby, CT 06035
Thomas M. Lescalleet	6,000	*
Griffin Land
204 West Newberry Road
Bloomfield, CT 06002
Scott Bosco	—	—
Griffin Land
204 West Newberry Road
Bloomfield, CT 06002
B. Bros. Realty LLC (4)	233,792	4.4
Gabelli Funds, Inc. et al (5)	1,432,121	27.7
Gabelli Funds, Inc.
One Corporate Center
Rye, NY 10580
All directors and officers collectively, consisting of 12 persons (6)	1,573,826	30.5

*
Less than 1%

(1)
Unless otherwise indicated, the address of each person named in the above table is 641 Lexington Avenue, New York, NY 10022.

(2)
This information reflects the definition of beneficial ownership adopted by the Securities and Exchange Commission (the "Commission"). Beneficial ownership reflects sole investment and voting power, except as reflected in footnote 3. Where more than one person shares investment and voting power in the same shares, such shares may be shown more than once. Such shares are reflected only once, however, in the total for all directors and officers. Includes stock options granted pursuant to the Griffin Stock Option Plan, as amended, that are exercisable within 60 days of the Record Date as follows: Winston J. Churchill, Jr.—20,557 options; Thomas C. Israel—19,557 options; Albert H. Small, Jr.—1,749 options; David F. Stein—2,337 options; Anthony J. Galici—17,500 options; and Gregory M. Schaan—17,500 options. Excluded are shares held by charitable foundations and trusts of which members of the Cullman and Ernst families, including persons referred to in this footnote 2, are officers and directors. As of April 1, 2009, a group (the "Cullman and Ernst Group") consisting of Messrs. Cullman, direct members of their families and trusts for their benefit; Mr. Ernst, his sister and direct members of their families and trusts for their benefit; a limited liability corporation in which members of the Cullman and Ernst families hold substantial direct and indirect interests; and charitable foundations and trusts of which members of the Cullman and Ernst families are directors or trustees, owned an aggregate of approximately 2,555,205 shares of Common Stock (approximately 50.3% of the outstanding shares of common stock). Among others, Edgar M. Cullman, Edgar M. Cullman, Jr., Susan R. Cullman, John L. Ernst, Frederick M. Danziger, David M. Danziger and Michael S. Gamzon (who are members of the Cullman & Ernst Group) hold investment and voting power or shared investment and voting power over such shares. Certain of such shares are pledged as security for loans payable to third parties under standard pledge arrangements. A form filed with the Commission on behalf of the Cullman & Ernst Group states that there is no formal agreement governing the group's holding and voting of such shares but that there is an informal understanding that the persons and entities included in the group will hold and vote together with shares owned by each of them in each case subject to any applicable fiduciary responsibilities. Louise B. Cullman is the wife of Edgar M. Cullman; Edgar M. Cullman, Jr., is the son of Edgar M. Cullman and Louise B. Cullman; Susan R. Cullman and Lucy C. Danziger are the daughters of Edgar M. Cullman and Louise B. Cullman; Lucy C. Danziger is the wife of Frederick M. Danziger; David M. Danziger is the son of Frederick M. Danziger and Lucy C. Danziger; and Michael S. Gamzon is the son-in-law of Frederick M. Danziger and Lucy C. Danziger and the brother-in-law of David M. Danziger.

(3)
Included within the shares shown as beneficially owned by Edgar M. Cullman are 866,204 shares in which he holds shared investment and/or voting power; included within the shares shown as beneficially owned by John L. Ernst are 411,321 shares in which he holds shared investment and/or voting power; and included within the shares shown as beneficially owned by Frederick M. Danziger are 209,778 shares in which he holds shared investment and/or voting power. Included within the shares shown as beneficially owned by Edgar M. Cullman, Jr., are 715,146 shares in which he holds shared investment and/or voting power; included within the shares owned by Louise B. Cullman are 743,365 shares in which she holds shared investment and/or voting power; included within the shares shown as beneficially owned by Susan R. Cullman are 904,634 shares in which she holds shared investment and/or voting power; included within the shares shown as beneficially owned by Lucy C. Danziger are 728,358 shares in which she holds shared investment and/or voting power; and included within the shares shown as beneficially owned by David M. Danziger are 21,568 shares in which he holds shared investment and/or voting power. Excluded in each case are shares held by charitable foundations and trusts in which such persons or their families or trusts for their benefit are officers and directors. Edgar M. Cullman, Frederick M. Danziger, David M. Danziger, Michael S. Gamzon, Susan R. Cullman and John L. Ernst disclaim beneficial interest in all shares over which there is shared investment and/or voting power and in all excluded shares. The shares shown as beneficially owned by Michael S. Gamzon are held in custodial accounts for his minor children under the United Gift to Minors Act.

(4)
The address of B. Bros. Realty LLC ("B. Bros.") is 641 Lexington Avenue, New York, New York 10022. Susan R. Cullman and John L. Ernst are the managers of B. Bros.

(5)
Griffin has received a copy of Schedule 13D, as amended, as filed with the Securities and Exchange Commission by Gabelli Funds, Inc. et al, reporting ownership of these shares as of March 12, 2009. As reported in said Schedule 13D, the securities have been acquired by GGCP, Inc., and certain of its direct and indirect subsidiaries on behalf of their investment advisory clients. Griffin has been informed that no individual client of GGCP, Inc. et al, has ownership of more than 5% of Griffin's outstanding Common Stock.

(6)
Excluding shares held by certain charitable foundations, the officers and/or directors of which include certain officers and directors of Griffin.

 INTERESTS IN CERTAIN TRANSACTIONS

        Griffin reviews any relationships and transactions in which Griffin and its directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Griffin's corporate staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether Griffin or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to Griffin or a related person are disclosed in Griffin's Annual Report on Form 10-K and proxy statement.

        For the information of stockholders, attention is called to the following transactions between Griffin and other parties in which the persons mentioned below might have had a direct or indirect interest.

        Messrs. Edgar M. Cullman and Frederick M. Danziger are members of the Board of Directors of Bloomingdale Properties, Inc. ("Bloomingdale Properties") of which other members of the Cullman & Ernst Group are associated. Real estate management and advisory services have been provided to Griffin by John Fletcher, an employee of Bloomingdale Properties, for which Mr. Fletcher receives compensation at a rate of approximately $50,000 per year.

        The information given in this Proxy Statement with respect to the five-year business experience of each director and offier, beneficial ownership of stock, interlocks and the respective interests of persons in transactions to which Griffin or any of its subsidiaries was a party (other than as appears from the records of Griffin), is based upon statements furnished to Griffin by its directors and officers.

 II. APPROVAL OF THE GRIFFIN LAND & NURSERIES, INC. 2009 STOCK OPTION PLAN

        We are asking you to approve the Griffin Land & Nurseries, Inc. 2009 Stock Option Plan. Our Board has adopted, subject to stockholder approval, the Griffin Land & Nurseries, Inc. 2009 Stock Option Plan (the "2009 Plan"), for members of our Board, the employees and consultants of Griffin and its subsidiaries and affiliates. The 2009 Plan will become effective if it is approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal.

        Griffin currently maintains the Griffin Land & Nurseries, Inc. 1997 Stock Option Plan, as amended (the "Prior Plan"). If the 2009 Plan becomes effective, no further grants will be made under the Prior Plan but awards previously granted under the Prior Plan will remain outstanding in accordance with their terms. As described below, shares available for grant under the Prior Plan and which following the date the 2009 Plan becomes effective are not issued under the Prior Plan will become available for grant under the 2009 Plan.

Introduction

  Stockholder Approval Requirement

        Stockholder approval of the 2009 Plan is necessary in order for Griffin to (1) meet the stockholder approval requirements of the Nasdaq, (2) take tax deductions for certain compensation resulting from awards granted thereunder qualifying as performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended (the "Code"), and (3) grant incentive stock options ("ISOs") thereunder.

        The principal features of the 2009 Plan are summarized below, but the summary is qualified in its entirety by reference to the Griffin Land & Nurseries Inc. 2009 Stock Option Plan, which is attached as Exhibit A to this Proxy Statement.

  Highlights of the 2009 Plan

        The 2009 Plan allows Griffin to grant stock options to directors, officers, employees and consultants of Griffin and its affiliates as incentives and rewards for superior performance. Some of the key features of the 2009 Plan that reflect Griffin's commitment to effective management of incentive compensation are as follows:

  •
  Limitations on Grants.  Subject to adjustment for equity restructurings and certain other corporate transactions as described below, the issuance of rights and certain other events described in the 2009 Plan, in addition to the share limitations described below under "LIMITATION ON AWARDS AND SHARES AVAILABLE," the number of shares that may be issued or transferred by Griffin upon the exercise of ISOs granted under the 2009 Plan may not exceed 386,926 in the aggregate.

  •
  No Repricing or Replacement of Options.  The 2009 Plan prohibits, without stockholder approval: (i) the amendment of options to reduce the exercise price, and (ii) the replacement of an option with cash or any other award when the price per share of the option exceeds the fair market value of the underlying shares.

  •
  No In-the-Money Options.  The 2009 Plan prohibits the grant of options with an exercise or base price less than the fair market value of Griffin common stock, generally the closing price of Griffin common stock, on the date of grant.

  •
  Section 162(m) Qualification.  The 2009 Plan is designed to allow awards made under the 2009 Plan to qualify as performance-based compensation under Section 162(m) of the Code.

  •
  Independent Administration.  The Compensation Committee of the Board, which consists of only independent directors, will be responsible for the general administration of the 2009 Plan with respect to options granted to employees and consultants. The full Board will administer the 2009 Plan with respect to awards made to non-employee directors.

Administration

        The 2009 Plan will generally be administered by the Compensation Committee. However, the Compensation Committee may delegate to a committee of one or more members of the Board or one or more of Griffin's officers the authority to grant or amend awards to participants other than Griffin's senior executives who are subject to Section 16 of the Exchange Act or employees who are "covered employees" within the meaning of Section 162(m) of the Code, and the regulations thereunder. Unless otherwise determined by the Board, the Compensation Committee shall consist solely of two or more non-employee directors appointed by and holding office at the pleasure of the Board, each of whom is an "outside director" within the meaning of Section 162(m) of the Code, a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "independent director" under the rules of the Nasdaq (or other principal securities market on which shares of Griffin common stock are traded). In addition, the full Board will administer the 2009 Plan with respect to awards made to non-employee directors. The Compensation Committee and the Board, as applicable, are sometimes referred to herein as the "Administrator."

        The Administrator will have the authority to administer the 2009 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities.

Eligibility

        Persons eligible to participate in the 2009 Plan include all non-employee members of the Board, consisting of six directors following the 2009 Annual Meeting of Stockholders, the approximately 175 employees of Griffin and its subsidiaries and affiliates, and consultants, as determined by the Administrator.

Limitation on Awards and Shares Available

        The maximum number of shares of Griffin common stock available for issuance under the 2009 Plan is equal to 225,000, plus the number of shares of Griffin common stock which are or become available for issuance under the Prior Plan. As of April 1, 2009, 161,926 shares of Griffin common stock were available for issuance pursuant to the Prior Plan. Thus, as of April 1, 2009, an aggregate of 386,926 shares of Griffin common stock would have been available for issuance pursuant to the 2009 Plan, including shares related to the Prior Plan. Notwithstanding the foregoing, no more than a total of 386,926 shares of Griffin common stock may be delivered upon exercise of ISOs under the 2009 Plan. Any shares that are subject to awards of options under the 2009 Plan will be counted against this limit as one (1) share for every one (1) share granted. The shares of Griffin common stock covered by the 2009 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

        If (i) any shares subject to an award under the 2009 Plan are forfeited or expire or an award under the 2009 Plan is settled for cash, or (ii) after the date the 2009 Plan becomes effective any shares subject to an award under the Prior Plan are forfeited or expire or an award under the Prior Plan is settled for cash, then any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2009 Plan. However, any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award, and any shares purchased on the open market with the cash proceeds from the exercise of options, either under the Prior Plan or the 2009 Plan, may not be used again for new grants.

        Awards granted under the 2009 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock ("Substitute Awards") will not reduce the shares authorized for grant under the 2009 Plan. In no event shall a Substitute Award include any award made in connection with the cancellation and repricing of an option. Additionally, in the event that a company acquired by Griffin or any of its subsidiaries or affiliates or with which Griffin or any of its subsidiaries or affiliates combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the 2009 Plan and will not reduce the shares authorized for grant under the 2009 Plan, absent the acquisition or combination, and will only be made to individuals who were not employed by or providing services to Griffin or any of its subsidiaries or affiliates immediately prior to such acquisition or combination.

        Any shares that again become available for grant will be added back as one (1) share if such shares were subject to an option under either the 2009 Plan or the Prior Plan.

        The maximum number of shares of Griffin common stock that may be subject to one or more awards granted to any one participant pursuant to the 2009 Plan during any fiscal year of Griffin is 50,000.

Awards

        The 2009 Plan provides for the grant of both ISOs and nonqualified stock options. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2009 Plan, except that the 2009 Plan provides for formula option grants to Griffin's non-employee directors which are explained below in connection with the "New Plan Benefits" table. See the Summary Compensation Table and Grants of Plan-Based Awards Table for information on awards granted under the Prior Plan to Griffin's named executive officers identified in those tables.

        Stock options, including ISOs, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the 2009 Plan. The option exercise price of all stock options granted pursuant to the 2009 Plan will not be less than 100% of the fair market value of Griffin common stock on the date of grant. Stock options may be exercised as determined by the Administrator, but in no event may a stock option have a term extending beyond the tenth anniversary of the date of grant. ISOs granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of Griffin stock, however, shall have an exercise price that is not less than 110% of the fair market value of Griffin common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be ISOs are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

        Payment Methods.    The Administrator will determine the methods by which payments by any award holder with respect to any awards granted under the 2009 Plan may be paid, the form of payment, including, without limitation: (1) cash or check; (2) shares of our common stock issuable pursuant to the award or held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate payments required; (3) other property acceptable to the Administrator (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of our common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to Griffin upon settlement of such sale); or (4) other form of legal consideration acceptable to the Administrator. However, no participant who is a member of the Board or an "executive officer" of Griffin within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any awards granted under the 2009 Plan, or continue any extension of credit with respect to such payment in any method which would violate the prohibitions on loans made or arranged by Griffin as set forth in Section 13(k) of the Exchange Act. Only whole shares of common stock may be purchased or issued pursuant to an award. No fractional shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

        Vesting and Exercise of an Award.    The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of an award will occur or may accelerate. No portion of an award which is not vested at the holder's termination of service with us will subsequently become vested, except as may be otherwise provided by the Administrator in the agreement relating to the award or by action following the grant of the award.

        Generally, an option may only be exercised while such person remains an employee, consultant or non-employee director of us or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the holder's termination of service with us or one of our subsidiaries or affiliates. An award may be exercised for any vested portion of the shares subject to such award until the award expires. Upon the grant of an award or following the grant of an award, the Administrator may provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, upon the occurrence of one or more specified events, including a change in control or a holder's termination of employment or service with us or otherwise.

        Transferability.    In general, no award under the 2009 Plan may be transferred other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed. No award shall be liable for the debts or contracts of the holder or his successors in interest or shall be subject to disposition by any legal or equitable proceedings. During the lifetime of the holder of an award granted under the 2009 Plan, only such holder may exercise such award unless it has been disposed of pursuant to a domestic relations order. After the holder's death, any exercisable portion of an award may be exercised by his personal representative or any person empowered to do so under such holder's will or the then applicable laws of descent and distribution until such portion becomes unexercisable under the 2009 Plan or the applicable award agreement. Notwithstanding the foregoing, the Administrator may permit an award holder to transfer an award other than an ISO to any "family member" of the holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, subject to certain terms and conditions. Further, an award holder may, in a manner determined by the Administrator, designate a beneficiary to exercise the holder's right and to receive any distribution with respect to any award upon the holder's death, subject to certain terms and conditions.

Adjustment Provisions

        Certain transactions with Griffin's stockholders not involving Griffin's receipt of consideration, such as a stock split, spin-off, stock dividend or certain recapitalizations may affect the share price of Griffin common stock (which transactions are referred to collectively as "equity restructurings"). In the event that an equity restructuring occurs, Griffin's Board will equitably adjust the class of shares issuable and the maximum number and kind of shares of Griffin common stock subject to the 2009 Plan (and the maximum number of shares deliverable pursuant to the exercise of ISOs under the 2009 Plan), and will equitably adjust outstanding awards as to the class, number of shares and price per share of Griffin common stock. Other types of transactions may also affect Griffin common stock, such as a dividend or other distribution, reorganization, merger, or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring, and Griffin's Board determines that an adjustment to the 2009 Plan and any outstanding awards would be appropriate to prevent any dilution or enlargement of benefits under the 2009 Plan, the Administrator will equitably adjust the 2009 Plan as to the class of shares issuable and the maximum number of shares of Griffin's common stock subject to the 2009 Plan (and the maximum number of shares deliverable pursuant to the exercise of ISOs under the 2009 Plan), as well as the maximum number of shares that may be issued to an employee during any calendar year, and will adjust any outstanding awards as to the class, number of shares, and price per share of Griffin's common stock in such manner as it may deem equitable.

Amendment and Termination

        The Board or the Compensation Committee may terminate, amend, or modify the 2009 Plan at any time; however, except to the extent permitted by the 2009 Plan in connection with certain changes in capital structure, stockholder approval will be obtained for any amendment to (i) increase the number of shares available under the 2009 Plan, (ii) reduce the per share exercise price of the shares subject to any option below the per share exercise price as of the date the option was granted, and (iii) cancel any option in exchange for cash or another award when the option price per share exceeds the fair market value of the underlying shares.

        In no event may an award be granted pursuant to the 2009 Plan on or after the tenth anniversary of the date the stockholders approve the 2009 Plan.

Federal Income Tax Consequences

        With respect to nonqualified stock options, Griffin is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving ISOs will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of Griffin common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and Griffin will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the tax consequences described for nonqualified stock options will apply.

        Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards under the 2009 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more "outside directors," (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the plan is approved by the stockholders, and (4) under the terms of the award, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise price of the option is not less than the fair market value of the stock on the date of grant), and for awards other than options, established performance criteria that must be met before the award actually will vest or be paid.

        The 2009 Plan is designed to meet the requirements of Section 162(m); however, there can be no assurance that compensation attributable to awards granted under the 2009 Plan will be treated as qualified performance-based compensation under Section 162(m) and thus be deductible by Griffin.

New Plan Benefits

        The Prior Plan contained a formula for granting stock options to Griffin's non-employee directors. This formula has been replicated in the 2009 Plan and, assuming that Griffin stockholders approve the 2009 Plan, beginning in 2009 Griffin's non-employee directors will be awarded options under the 2009 Plan (rather than the Prior Plan). Pursuant to the formula set forth in the 2009 Plan, each non-employee director who is reelected to the Board at any annual meeting of the Griffin stockholders will automatically be granted an option to purchase the number of shares of stock equal to the ratio of (a) $40,000 to (b) the fair market value per share of stock as of the date of such annual meeting. Each individual who first becomes a non-employee director after the date the 2009 Plan becomes effective will automatically be granted an option to purchase the number of shares of stock equal to the ratio of (x) $60,000 to (y) the fair market value per share of stock as of the date of the individual becomes a non-employee director. Board members who are employees and who retire as employees but remain on the Board will not be granted an initial award, but will be eligible for annual awards at each annual meeting of the Company's stockholders following his or her retirement.

        The following table sets forth the expected option grants under the 2009 Plan that will be made to Griffin's non-employee directors in 2009, assuming that Griffin's stockholders approve the 2009 Plan, that each of Griffin's six non-employee directors is reelected to the Board in 2009, and that no new non-employee directors are elected or appointed to the Board in 2009.

Name and Position	Dollar Value ($)	Number of Shares Underlying Awards
Non-Employee Director Group	240,000	(1)

    (1)
    The number of shares underlying awards to our non-employee directors will be determined at the date of grant of the award.

        Because the grant of awards under the 2009 Plan, other than with respect to awards to non-employee directors as described above, is within the discretion of the Administrator, and the Administrator has not made any other determination as to grants or awards to be made under the 2009 Plan, the Company cannot determine any other participants that the Administrator will select to participate in the 2009 Plan, or the type or size of any other award that will in the future be received by or allocated to any participant in the 2009 Plan. The Company also cannot determine the participants that the Administrator would have selected to participate in the 2009 Plan, or the type or size of any award that the Administrator would have approved, had the 2009 Plan been in effect during the last fiscal year.

Interest of Certain Persons in the 2009 Plan

        Stockholders should understand that Griffin's executive officers and non-employee directors may be considered to have an interest in the approval of the 2009 Plan because they may in the future receive awards under it. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors by implementing the 2009 Plan.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL II.

 COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis describes the material elements of compensation awarded to, earned by, or paid to each of Griffin's Named Executive Officers during the last completed fiscal year. The Named Executive Officers for the year ended November 29, 2008 are as follows:

Frederick M. Danziger	President and Chief Executive Officer ("CEO") of Griffin
Anthony J. Galici	Vice President, Chief Financial Officer and Secretary of Griffin
Michael S. Gamzon	Vice President of Griffin
Thomas M. Lescalleet	Senior Vice President of the Griffin Land division
Gregory M. Schaan	President and Chief Executive Officer of Imperial Nurseries, Inc.

Compensation Philosophy and Overview

        Griffin's compensation programs are designed to attract, motivate and retain the management talent the Company believes is necessary to achieve its financial and strategic goals. Griffin's Compensation Committee strives to pay for performance by rewarding each of its Named Executive Officers for team results and their individual contributions to Griffin's success. In this way, Griffin believes that the interests of its executives align with the interests of its stockholders.

Design and Implementation

        With these objectives in mind, Griffin's Compensation Committee has built an executive compensation program that consists of three principal elements:

  1.
  Base Salary

  2.
  Annual Incentive Compensation Programs

  3.
  Long-Term Incentive Program

        Griffin also contributes to a 401(k) savings plan and deferred compensation plan on behalf of its executives. These contributions, however, comprise a relatively minor portion of Griffin's Named Executive Officers' compensation package.

  Base Salary

        Griffin pays base salaries to its Named Executive Officers in order to provide a consistent, minimum level of pay that sustained individual performance warrants. Griffin also believes that a competitive annual base salary is important to attract and retain an appropriate caliber of talent for each position over time.

        The annual base salaries of Griffin's Named Executive Officers are determined by its President and CEO (except with regard to his salary) and approved annually by the Compensation Committee. The annual base salary of Griffin's President and CEO is determined by the Compensation Committee. All salary decisions are based on each Named Executive Officer's level of responsibility, experience and recent and past performance, as determined by the President and CEO and Compensation Committee, as applicable. Griffin does not benchmark its base salaries in any way, nor does Griffin employ the services of a compensation consultant.

  Annual Incentive Compensation Programs

        Griffin's annual incentive programs are designed to recognize short-term performance against established annual performance goals for each of its operating businesses, as explained below. These performance goals are developed by the President and CEO and approved or modified, as necessary, by the Compensation Committee. Additionally, the Compensation Committee retains the discretion to adjust any awards made to Griffin's executives, including making awards in the absence of the attainment of any of the performance goals under Griffin's annual incentive compensation plans. Any such adjustment may only be to the benefit of the participants. The Committee made three such adjustments in fiscal year 2008, as discussed below. Griffin makes annual incentive payments, if any, in the year following the year in which they are earned.

  Griffin Land

        Under the Griffin Land Incentive Compensation Plan for Fiscal Year 2008 (the "Griffin Land Incentive Plan"), incentive compensation is awarded based on certain defined components, including: (i) profit from property sales (10% of the pretax profit on property sales, as defined in the Griffin Land Incentive Plan, a maximum of an aggregate $150,000 of incentive compensation could have been accrued under this component); (ii) value generated from buildings built on speculation (10% of the incremental value generated, as defined in the Griffin Land Incentive Plan, a maximum of an aggregate $200,000 of incentive compensation could have been accrued under this component); (iii) value generated from build-to-suit projects entered into in fiscal 2008 (10% of the incremental value created, as defined in the Griffin Land Incentive Plan, a maximum of an aggregate $200,000 of incentive compensation could have been accrued under this component); (iv) the leasing of currently vacant space (a maximum of an aggregate $375,000 of incentive compensation could have been accrued under this component); and (v) the leasing of space becoming vacant in 2008 due to expiring leases (maximum of an aggregate $37,500 of incentive compensation could have been accrued under this component). These objectives are designed to reward management for increasing the operating cash flow of the real estate business. Amounts earned under each objective are accrued into an incentive compensation pool up to a maximum incentive compensation of $962,500 if all targets are achieved at their maximum amounts. The incentive compensation pool is divided among executives and employees of Griffin Land. The amounts earned by Griffin Land employees under the Griffin Land Incentive Plan may be increased at the discretion of the Compensation Committee.

        In two of the past three fiscal years, Griffin Land met the property sale component (see (i) above) of the Griffin Land Incentive Plan. Griffin Land has not met the value generated from buildings built on speculation component or the value generated from build-to-suit projects component (see (ii) and (iii) above) of the Griffin Land Incentive Plan in any of the past three fiscal years. Griffin Land has met the leasing of currently vacant space component and the leasing of space becoming vacant component (see (iv) and (v) above) of the Griffin Land Incentive Plan in two of the past three fiscal years. In fiscal 2008, Griffin Land achieved the goals related to the leasing of currently vacant space and the leasing of space becoming vacant in 2008 due to expiring leases, but did not achieve any portion of the goals related to the property sales, value generated from buildings built on speculation and value generated from built-to-suit projects. The achievement of the leasing of currently vacant space and leasing of space becoming vacant goals resulted in $206,250 being accrued into the Griffin Land incentive compensation pool.

  Imperial Nurseries

        Under the Imperial Nurseries, Inc. ("Imperial") Incentive Compensation Plan for Fiscal Year 2008, (the "Imperial Incentive Plan"), Mr. Schaan was eligible to receive incentive compensation based on the achievement of an operating profit by Imperial. The amount to be accrued into Imperial's incentive compensation pool is a percentage of Imperial's operating profit achieved. If Imperial incurs an operating loss, no incentive compensation is accrued. If Imperial achieves an operating profit below $250,000, 33% of the operating profit is accrued into the incentive compensation pool. If Imperial's operating profit is between $250,000 and $500,000, $82,500 plus 40% of the operating profit above $250,000 is accrued into Imperial's incentive compensation pool. If Imperial's operating profit is between $500,000 and $750,000, $182,500 plus 50% of the operating profit above $500,000 is accrued into Imperial's incentive compensation pool. If Imperial's operating profit is above $750,000, $307,500 plus 33% of the operating profit above $750,000 is accrued into Imperial's incentive compensation pool.

Because Imperial did not achieve an operating profit in fiscal year 2008, no amounts were accrued into Imperial's incentive compensation pool.

  Corporate

        The 2008 Corporate Incentive Compensation Plan (the "Corporate Incentive Plan") was designed to reward corporate employees, including Griffin's President and CEO, Vice President and Vice President, Chief Financial Officer and Secretary, based on the results of Griffin's operating businesses, consistent with Griffin's goal to award for performance through team results as discussed above. Under the Corporate Incentive Plan, the amount of corporate incentive compensation was based on the levels of incentive compensation earned at Griffin Land and Imperial. If each of Griffin Land and senior executives at Imperial had earned incentive compensation under their respective plans, then an amount equal to 80% of the sum of those respective pools was to accrue into the Corporate incentive compensation pool. However, because only Griffin Land employees earned incentive compensation, an amount equal to 15% of the amount of the Griffin Land incentive compensation pool was accrued into the Corporate incentive compensation pool, of which the Vice President and the Vice President, Chief Financial Officer and Secretary were beneficiaries. The Vice President and the Vice President, Chief Financial Officer and Secretary were each allocated 35% of that pool. The President and CEO received no allocation. The Compensation Committee exercised its discretion to increase the amount of incentive compensation paid to the President and CEO, Vice President and Vice President, Chief Financial Officer and Secretary under the Corporate Incentive Plan.

  Equity Program

        Griffin believes that equity ownership in Griffin is important to provide its Named Executive Officers with long-term incentives to build value for Griffin's stockholders. In addition, the equity program is designed to attract and retain the executive management team. The Griffin equity program consists entirely of stock option awards. Stock options have value only if the stock price increases over time and, therefore, provide executives with an incentive to build Griffin's value. This characteristic ensures that the Named Executive Officers have a meaningful portion of their compensation tied to future stock price increases. If Griffin's stock price increases, stock options have the potential to provide high returns to its executives, thus helping Griffin to attract and retain management. However, the realizable value of the stock options can fall to zero if the stock price is lower than the exercise price established on the date of grant.

        Stock option awards to Named Executive Officers are entirely discretionary. The President and CEO recommends whether and how many stock options should be awarded to the other Named Executive Officers, and the Compensation Committee approves or, if necessary, modifies his recommendations. The Compensation Committee solely determines whether and how many stock options should be awarded to the President and CEO. In making stock option award determinations, the President and CEO and Compensation Committee consider the prior contribution of participants and their expected future contributions to the growth of Griffin. In fiscal year 2008, 25,000 stock options were awarded to Michael Gamzon, one of the Named Executive Officers. No other stock options were recommended nor were any awarded to the Named Executive Officers or any other Griffin employee.

        Stock option awards are made under the Griffin Land & Nurseries, Inc. 1997 Stock Option Plan (the "Griffin Stock Option Plan"), as amended. The Griffin Stock Option Plan makes available a total of 1,250,000 options to purchase shares of Griffin common stock. Options granted under the Griffin Stock Option Plan are either incentive stock options or non-qualified options. The Griffin Stock Option Plan contains certain limitations with respect to incentive stock options that are intended to satisfy applicable Internal Revenue Code requirements. Under the Griffin Stock Option Plan, Griffin is authorized to issue options to certain officers, employees, consultants and directors of Griffin in connection with the services they provide to Griffin. Of the 1,250,000 shares of common stock reserved for issuance under the Griffin Stock Option Plan, as of November 29, 2008, 130,052 shares were available for issuance upon the exercise of outstanding options granted under the Griffin Stock Option Plan. For more information on stock options, see the Summary Compensation Table, Outstanding Equity Awards table and their footnotes.

  Perquisites and Other Benefits

        Griffin's Named Executive Officers are eligible for the same health and welfare programs and benefits as the rest of its employees in their respective locations. In addition, Griffin's Chief Financial Officer receives an automobile allowance of $8,000 per year.

        Griffin's Named Executive Officers are entitled to participate in and receive employer contributions to Griffin's 401(k) Savings Plan. In addition, Griffin has established a non-qualified Deferred Compensation Plan (the "Deferred Compensation Plan") that allows eligible participants, including the Named Executive Officers, to defer portions of their annual base salary, as well as receive employer matching contributions with respect to deferrals that would exceed IRS limits under the Griffin 401(k) Savings Plan. For more information on employer contributions to the Griffin 401(k) Savings Plan and the Deferred Compensation Plan, see the Summary Compensation Table and its footnotes.

Other Employee Benefit Plans

  Savings Plan

        Griffin's Board of Directors adopted the Griffin 401(k) Plan (the "Griffin Savings Plan") in 1997 covering salaried and hourly employees of Griffin and its subsidiaries who are employed in the U.S., are age 21 or over and have at least one year of service. In 2008, a participating employee who was not considered a highly compensated employee could have (i) deferred up to 5% of annual base salary through payroll deductions, with Griffin contributing an additional $0.60 for each dollar contributed by the employee and (ii) deferred an additional 10% of annual base salary without receiving any matching contributions. In 2008, highly compensated employees were limited to deferral of 4.9% of annual base salary with Griffin contributing an additional $0.60 for each dollar contributed by the highly compensated employee. Contributions made in 2008 through payroll deductions not in excess of $15,500 per employee may have been accumulated as pre-tax savings pursuant to Section 401(k) of the Internal Revenue Code. Participants are permitted to allocate their contributions among several alternative investment options. Employees are always 100% vested in their own contributions. Employees are cliff vested after three years of service with respect to Griffin's matching contributions.

        Griffin's matching contributions under the Griffin Savings Plan for the accounts of Griffin's Named Executive Officers are included under All Other Compensation in the Summary Compensation Table on page 22.

  Insurance and Health Programs

        Griffin maintains a variety of employee welfare plans providing medical, hospitalization and life insurance for all of its salaried employees and for certain hourly employees. Griffin provides long-term disability insurance for its salaried employees and accidental death & dismemberment insurance for certain hourly employees. Griffin also provides life, hospitalization and medical benefits for those retired employees who were (i) hired prior to December 31, 1993 and had a minimum of five years of service with Griffin prior to retirement and were 55 years of age as of December 31, 1993; or (ii) hired prior to December 31, 1993 and have a minimum of ten years of service with Griffin prior to retirement.

        Griffin's aggregate contributions for such employee welfare benefit plans in fiscal 2008 amounted to approximately $735,000.

Analysis

  Base Salary

        The following table presents the salaries for Griffin's named executive officers in 2008 and the percentage increase over their 2007 base salaries.

	Salary	% Increase
Mr. Danziger	$510,000	3.0%
Mr. Galici	$255,000	4.1%
Mr. Gamzon	$255,000	(1)
Mr. Lescalleet	$223,500	3.0%
Mr. Schaan	$233,500	2.0%

    (1)
    Mr. Gamzon was not employed by Griffin in 2007.

        Each of Griffin's Named Executive Officers who were employed by Griffin in 2007 received a nominal increase in base salary in 2008.

  Annual Incentive Compensation Program

        The following table presents the total annual incentive payments made to the Named Executive Officers for fiscal 2008, the amount of annual incentive compensation awarded under Griffin's respective annual incentive compensation plans, and the amount of any discretionary bonus the Compensation Committee awarded to the Named Executive Officers.

	Incentive Plan Payments	Discretionary Bonus Payments	Total Annual Incentive Payments
Mr. Danziger	—	$240,000	$240,000
Mr. Galici	$10,828	$29,172	$40,000
Mr. Gamzon	$10,828	$29,172	$40,000
Mr. Lescalleet	$65,000	—	$65,000
Mr. Schaan	—	—	—

  Griffin Land

        Mr. Lescalleet was awarded $65,000 in annual incentive compensation for 2008 based on the formula under the Griffin Land Incentive Plan.

  Imperial Nurseries

        Mr. Schaan did not receive an award under the Imperial Incentive Plan because Imperial did not achieve an operating profit in fiscal 2008. The Compensation Committee did not exercise its discretion to alter the formula result of the Imperial Incentive Plan.

  Corporate

        Because only employees at Griffin Land earned incentive compensation for fiscal 2008, under the Corporate Incentive Plan, the Vice President and the Vice President, Chief Financial Officer and Secretary were each entitled to receive incentive compensation of $10,828, and the President and CEO was not entitled to any incentive compensation. The Compensation Committee exercised its discretion and awarded incentive compensation of $240,000 to the President and CEO, and $40,000 to both the

Vice President and the Vice President, Chief Financial Officer and Secretary. With regard to Mr. Danziger, the Committee believed this amount was appropriate, in their business judgment, based upon Mr. Danziger's performance in 2008, particularly with respect to the completion of certain transactions that will benefit future operating results of Griffin's real estate business. Similarly, the Committee believed total annual incentive payments of $40,000 to both Mr. Gamzon and Mr. Galici were warranted in light of their contributions to these matters.

        The Compensation Committee believes that each of these discretionary annual incentive payments is consistent with Griffin's compensation objectives outlined above. These payments were intended to motivate and retain the management talent that Griffin believes is necessary to achieve its financial and strategic goals and reflect the relatively strong performance of its real estate business in 2008. As a result, the payments are consistent with the goal to pay for performance by rewarding each of Griffin's Named Executive Officers for team results and their individual contributions to Griffin's success.

Accounting and Tax Considerations

        Griffin does not believe it need now adopt any policy with respect to the $1,000,000 deduction cap of the Internal Revenue Code Section 162(m). While the Compensation Committee will give due consideration to the deductibility of compensation payments on compensation arrangements with Griffin's executive officers, the Compensation Committee will make its compensation decisions based on an overall determination of what it believes to be in the best interests of Griffin and its shareholders, and deductibility will be only one among a number of factors used by the Compensation Committee in making its compensation decisions.

        Section 4999 and Section 280G of the Internal Revenue Code provide that certain executives could be subject to significant excise taxes if they receive payments or benefits that exceed certain limits in connection with a change in ownership or change in effective control of Griffin and that Griffin or its successors could lose an income tax deduction with respect to the payments subject to the excise tax. Griffin has not entered into any agreements with any executives that provide for a tax "gross up" or other reimbursement for taxes the executive might be required to pay pursuant to Section 4999 of the Internal Revenue Code.

        Section 409A of the Internal Revenue Code imposes significant additional taxes and interest on underpayments of taxes in the event an executive defers compensation under a plan that does not meet the requirements of Section 409A. Griffin has generally structured its programs and individual arrangements in a manner intended to comply with the requirements of Section 409A.

        Griffin has adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123R, "Share-Based Payment," ("SFAS No. 123R"). Under the fair value recognition provisions of SFAS No. 123R, Griffin recognizes stock-based compensation based on the fair value at grant date, net of an estimated forfeiture rate, and only recognizes compensation expense for those shares expected to vest over the requisite service period of the award.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management Griffin's Compensation Discussion and Analysis, and based upon this review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for Griffn's 2009 Annual Meeting of Stockholders to be filed with the Securities and Exchange Commission.

                      Winston J. Churchill, Jr. (Chairman)
                      Thomas C. Israel
                      David F. Stein

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table presents information regarding compensation of each of Griffin's Named Executive Officers for services rendered during fiscal 2008 and fiscal 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Frederick M. Danziger	2008	$508,558	$240,000	—	$15,491	(1)	$764,049
President and Chief Executive	2007	$493,556	300,000	—	$14,968	(1)	$808,524
Officer of Griffin
Anthony J. Galici	2008	$254,038	$29,172	$10,828	$16,056	(2)	$310,094
Vice President, Chief Financial	2007	$244,279	$35,930	$14,070	$15,872	(2)	$310,151
Officer and Secretary of Griffin
Michael S. Gamzon	2008	$222,635	$29,172	$10,828	$192	(3)	$262,827
Vice President of Griffin
Thomas M. Lescalleet	2008	$222,875	—	$65,000	$10,300	(4)	$298,175
Senior Vice President, Griffin Land	2007	$216,327	—	$84,000	$10,011	(4)	$310,338
division
Gregory M. Schaan	2008	$237,271	—	—	$7,286	(5)	$244,557
President and Chief Executive	2007	$228,468	—	—	$7,028	(5)	$235,496
Officer of Imperial

(1)
2008: Represents life insurance premiums of $192, matching contributions related to the Griffin 401(k) Savings Plan of $4,429 and matching contributions related to the Deferred Compensation Plan of $10,870.

2007: Represents life insurance premiums of $168, matching contributions related to the Griffin 401(k) Savings Plan of $3,966 and matching contributions related to the Deferred Compensation Plan of $10,834.

(2)
2008: Represents life insurance premiums of $365, matching contributions related to the Griffin 401(k) Savings Plan of $4,721, matching contributions related to the Deferred Compensation Plan of $2,970 and an automobile allowance of $8,000.

2007: Represents life insurance premiums of $341, matching contributions related to the Griffin 401(k) Savings Plan of $4,227, matching contributions related to the Deferred Compensation Plan of $3,304 and an automobile allowance of $8,000.

(3)
Represents life insurance premiums of $192. Mr. Gamzon was not employed by Griffin in 2007.

(4)
2008: Represents life insurance premiums of $192, matching contributions related to the Griffin 401(k) Savings Plan of $4,925, matching contributions related to the Deferred Compensation Plan of $1,883 and a medical insurance allowance of $3,300.

2007: Represents life insurance premiums of $168, matching contributions related to the Griffin 401(k) Savings Plan of $4,385, matching contributions related to the Deferred Compensation Plan of $2,158 and a medical insurance allowance of $3,300.

(5)
2008: Represents life insurance premiums of $192, matching contributions related to the Griffin 401(k) Savings Plan of $4,669 and matching contributions related to the Deferred Compensation Plan of $2,425.

2007: Represents life insurance premiums of $168, matching contributions related to the Griffin 401(k) Savings Plan of $4,268 and matching contributions related to the Deferred Compensation Plan of $2,592.

Grants of Plan-Based Awards

        The following table presents information regarding the incentive awards granted to Griffin's Named Executive Officers for fiscal 2008.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Target ($)	Maximum ($)
Frederick M. Danziger (1)	N/A	$—	N/A
Anthony J. Galici (1)	N/A	$10,828	N/A
Michael S. Gamzon (1)	N/A	$10,828	N/A
Thomas M. Lescalleet (2)	N/A	$65,000	$288,750
Gregory M. Schaan (3)	N/A	$—	N/A

(1)
There are no threshold, target or maximum levels under the Corporate Incentive Plan. The amounts of payments to Messrs. Danziger, Galici and Gamzon under the Corporate Incentive Plan, if any, depend on the performance of Griffin's operating businesses during the fiscal year. The amounts shown for Messrs. Danziger, Galici and Gamzon in the Target column reflect the amounts payable to them under the plan based on the performance of Imperial and Griffin Land in fiscal 2008. While Mr. Danziger did not receive a formula-based award pursuant to the Corporate Incentive Plan, the Compensation Committee exercised its discretion to award Mr. Danziger a bonus of $240,000 for fiscal 2008. Mr. Galici and Mr. Gamzon each received a payment of $10,828 pursuant to the Corporate Incentive Plan, and they each received an additional discretionary bonus of $29,172.

(2)
The Griffin Land Incentive Plan has no threshold or target levels; however, there is a maximum amount payable to Mr. Lescalleet under the Griffin Land Incentive Plan as shown in the Maximum column. The amount in the Target column for Mr. Lescalleet reflects the amount payable based on Griffin Land's performance during fiscal 2008.

(3)
There are no threshold, target or maximum levels under the Imperial Incentive Plan. The amounts payable to Mr. Schaan under the Imperial Incentive Plan depend on the operating profit, if any, of Imperial for the fiscal year. Based on Imperial's performance during fiscal 2008, Mr. Schaan was not eligible to receive any payout pursuant to the Imperial Incentive Plan. Therefore, the representative amount shown under the Target column for Mr. Schaan is $0.

Employment Agreement with Named Executive Officer

        Gregory M. Schaan and Imperial entered into an employment agreement (the "Employment Agreement") dated January 1, 2001, pursuant to which Mr. Schaan agreed to serve as President of Imperial for the term of the agreement. The initial term of the Employment Agreement ended on November 30, 2003, and the agreement renews automatically for one year each December 1, unless written notice is given by either party at least sixty days prior to December 1. The Employment Agreement states that Mr. Schaan's annual base salary as of December 1, 2001, is $210,000. Subsequent increases in Mr. Schaan's annual base salary, in the absence of an agreement, are to be determined by the Compensation Committee of the Board of Directors, but will not be less than the previous year's annual base salary. The Employment Agreement also provides that Mr. Schaan is entitled to receive not less than 30% of Imperial's senior management incentive compensation pool as approved by the Compensation Committee. Mr. Schaan is also entitled to the use of a motor vehicle selected in the reasonable discretion of Imperial, including appropriate insurance, and a term life insurance policy in an amount equal to Mr. Schaan's annual base salary. The Employment Agreement also prohibits Mr. Schaan from competing with Imperial for one year after his employment terminates. For a discussion of the termination provisions and payments thereunder, please see the discussion in "Potential Payments Upon Termination or Change in Control" on page 25.

Outstanding Equity Awards

        The following table presents information with respect to each unexercised stock option held by Griffin's Named Executive Officers as of November 29, 2008. There are no restricted stock awards.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Value of Unexercised In-the-Money Options at Fiscal Year End (1) ($) Exercisable	Value of Unexercised In-the-Money Options at Fiscal Year End (1) ($) Unexercisable
Frederick M. Danziger	—	—	—	—	—	—
Anthony J. Galici	10,000	—	$11.22	01/17/2010	$217,200	—
	7,500	—	$13.00	12/15/2010	$149,550	—

Totals	17,500	—			$366,750	—
Michael S. Gamzon	—	25,000	$34.04	01/09/2018	—	—	(2)
Thomas M. Lescalleet	—	—	—	—	—	—
Gregory M. Schaan	7,547	—	$13.25	01/10/2009	$148,600	—
	10,000	—	$11.22	01/17/2010	$217,200	—
	7,500	—	$13.00	12/15/2010	$149,550	—

Totals	25,047	—			$515,350	—

(1)
The amounts presented in this column have been calculated based upon the difference between the fair market value of $32.94 per share (the average of the high and low prices of Griffin's common stock on November 28, 2008) and the exercise price of each stock option.

(2)
There is no amount stated because the exercise price of the stock options is greater than the fair market value of $32.94 per share on November 28, 2008.

Option Exercises and Stock Vested

        The following table presents information with respect to amounts received upon exercise of options, SARs or the vesting of stock, including restricted stock (or similar instruments) by Griffin's Named Executive Officers in fiscal 2008.

	Option Awards
Name	Number of Shares Acquired on Exercise #	Value Realized on Exercise $
Frederick M. Danziger	75,000	$1,575,000
Anthony J. Galici	15,000	$316,350
Michael S. Gamzon	—	—
Thomas M. Lescalleet	—	—
Gregory M. Schaan	7,453	$151,979

Non-Qualified Deferred Compensation

        Griffin maintains a Deferred Compensation Plan for certain of its employees who, due to Internal Revenue Service guidelines, cannot take full advantage of the Griffin 401(k) Savings Plan. The investment options in the Deferred Compensation Plan mirror those of the Griffin 401(k) Savings Plan.

The Deferred Compensation Plan is unfunded, with benefits to be paid from Griffin's general assets. The following table presents information with respect to defined contribution plans or other plans providing for deferral of compensation on a non-tax qualified basis for Griffin's Named Executive Officers as of November 29, 2008.

Name	Executive Contributions for FYE 11/29/2008	Griffin Contributions for FYE 11/29/2008	Aggregate Earnings in FYE 11/29/2008	Aggregate Balance as of FYE 11/29/2008
Frederick M. Danziger	$39,709	$10,870	$(212,781)	$407,129
Anthony J. Galici	$27,115	$2,970	$(86,026)	$168,118
Michael S. Gamzon	—	—	—	—
Thomas M. Lescalleet	$12,222	$1,883	$(23,402)	$40,030
Gregory M. Schaan	$28,803	$2,425	$(96,157)	$149,191

Potential Payments Upon Termination or Change in Control

        Imperial's Employment Agreement with Mr. Schaan governs the terms of Mr. Schaan's post-employment compensation in the event of termination or a change in control of Imperial (as defined in the Employment Agreement).

        In the event of Mr. Schaan's death or disability, Imperial will pay Mr. Schaan the sum of (i) his then current annual base salary and (ii) with respect to the year of Mr. Schaan's death or disability (at such time and based on such amount that he would have received under the Imperial Incentive Plan based on Imperial's performance for such year) a pro rata amount of incentive compensation Mr. Schaan would have earned for the full year. Accordingly, if Mr. Schaan had died or became disabled on November 29, 2008, Imperial would have been obligated to pay $233,500 to Mr. Schaan, or his estate, as applicable.

        In the event that Mr. Schaan terminates his employment (i) following a change in control of Imperial (as defined in the Employment Agreement), (ii) after being assigned duties that are significantly adversely different than those described in the Employment Agreement, (iii) following removal from any of the positions described in the Employment Agreement, (iv) following a material reduction in Imperial's fringe benefits, (v) after Imperial fails to have a successor assume the Employment Agreement, or (vi) after Imperial becomes insolvent or files a bankruptcy petition, Mr. Schaan is entitled to severance in an amount equal to the sum of (i) his then annual base salary and (ii) with respect to the year of Mr. Schaan's termination (at such time and based on such amount that he would have received under the Imperial Incentive Plan based on Imperial's performance for such year) a pro rata amount of incentive compensation Mr. Schaan would have earned for the full year. Accordingly, if Mr. Schaan terminated his employment following any of these events, he would have been entitled to receive $233,500.

        In the event that Imperial terminates Mr. Schaan's employment other than for cause, Mr. Schaan is entitled to severance in the amount of the sum of (i) his then current base salary and (ii) with respect to the year of Mr. Schaan's termination (at such time and based on such amount that he would have received under the Imperial Incentive Plan based on Imperial's performance for such year) a pro rata amount of incentive compensation Mr. Schaan would have earned for the full year.

        If Mr. Schaan's employment is terminated by a successor in interest within one year following a merger or sale, if there is a change in control (as defined in the Employment Agreement), or if Mr. Schaan terminates his employment with the successor within one year for any reason, Griffin agrees to employ Mr. Schaan for a period of one year.

Director Compensation

        The following table represents information regarding the compensation paid during fiscal 2008 to members of Griffin's Board of Directors who are not also employees (the "Non-Employee Directors"). The compensation paid to Mr. Frederick M. Danziger is presented above in the Summary Compensation Table and the related explanatory notes.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)		Total ($)
Winston J. Churchill, Jr.	$47,500	$25,542	(1)	$73,042
Edgar M. Cullman	$47,000	—		$47,000
David M. Danziger	$31,000	—		$31,000
Frederick M. Danziger	—	—		—
Thomas C. Israel	$56,000	$25,542	(1)	$81,542
Alan Plotkin (2)	$22,000	—		$22,000
David F. Stein	$58,500	$25,542	(1)	$84,042

(1)
These amounts reflect the aggregate dollar amounts recognized for option awards for financial statement reporting purposes with respect to fiscal 2008. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of stock option awards contained in Part II, Item 8, "Financial Statements and Supplementary Data" of Griffin's Form 10-K in Note 7 of the Notes to Consolidated Financial Statements.

(2)
Mr. Plotkin died in June 2008.

        The following table represents the number of outstanding and unexercised stock option awards held by each of the Non-Employee Directors as of November 29, 2008:

Director	Number of Shares Subject to Outstanding Options as of 11/29/08
Winston J. Churchill, Jr.	21,733
Thomas C. Israel	20,733
David F. Stein	3,513

        Members of the Board of Directors who are not employees of Griffin receive $25,000 per year and $1,000 for each Board and Committee meeting they attend. The Chairman of the Board of Directors receives an annual fee of $15,000. The Chairmen of the Audit and Compensation Committees each receive an annual fee of $10,000 per year. The Nominating Committee Chairman receives an annual fee of $5,000 per year. Audit and Compensation Committee members, excluding the Chairmen, each receive $5,000 per year for their service on the Committees. Members of the Nominating Committee, excluding the Chairman, each receive $2,500 per year for their service on the Committee. Annual retainers are paid in quarterly installments.

        The Griffin Land & Nurseries, Inc. 1997 Stock Option Plan (the "Prior Plan") provided that non-employee Directors who are not members of the Cullman & Ernst Group (as defined in Note 2 of Security Ownership of Certain Beneficial Owners and Management and Principal Holders in this Proxy Statement) annually receive options exercisable for shares of common stock at an exercise price that is the market price at the time of grant. Under the Prior Plan, the number of shares, subject to options, granted to Non-Employee Directors upon their reelection to the Board of Directors, was equal to $40,000 divided by the fair market value per share of Griffin common stock at the time of grant. In 2008, Griffin granted Mr. Churchill, Jr., Mr. Israel and Mr. Stein each options exercisable for 1,176 shares of Common Stock at the time of their reelection to the Board of Directors. Under the provisions of the Griffin Land & Nurseries, Inc. 2009 Stock Option Plan, all Non-Employee Directors

(including Non-Employee directors who are members of the Cullman-Ernst Group) will be granted options upon their initial election and their reelection to Griffin's Board of Directors under the same formulas that determined the granting of options upon the initial election and reelection of Non-Employee Directors who were not members of the Cullman-Ernst Group under the Prior Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Griffin's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulation to furnish Griffin with copies of all Section 16(a) forms they file. The stock option ownership of the officers is disclosed in the stock option table set forth above and the description of stock option grants to directors is disclosed under the heading "Director Compensation." Based on its involvement in the preparation of certain such forms, and a review of copies of other such reports received by it, Griffin believes that with respect to fiscal 2008, all such reports were timely filed by Griffin's officers and directors.

 AUDIT COMMITTEE REPORT

  Membership and Role of the Audit Committee

        The Audit Committee is currently comprised of Mr. Stein, Chairman, Mr. Israel and Mr. Small, Jr. Each of the members of the Audit Committee is an independent director as defined under the rules of the Nasdaq Stock Market. The Audit Committee operates under a written charter originally adopted by the Board of Directors in 1999 and subsequently amended and reapproved. The Audit Committee Charter was attached as Appendix A to Griffin's Proxy Statement filed with the Commission on April 14, 2008.

        The primary function of the Audit Committee is to assist Griffin's Board of Directors with its oversight responsibilities regarding: (i) the integrity of Griffin's financial statements; (ii) Griffin's compliance with legal and regulatory requirements; (iii) the independent registered public accountants qualifications and independence; and (iv) the performance of the independent registered public accountants. The Committee prepared the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in this annual proxy statement.

        The Audit Committee's powers and responsibilities include: (1) the sole authority for the appointment, compensation, retention and oversight of the independent registered public accountants; (2) the pre-approval of audit and non-audit services by the independent registered public accountants; (3) the review of independence of the independent registered public accountants; (4) the ongoing review of all related party transactions; (5) the establishment of procedures for the receipt, retention and treatment of complaints received by Griffin regarding accounting, internal accounting controls or auditing matters; and (6) the regular reporting to the Board of any issues that arise with respect to the quality or integrity of Griffin's financial statements.

  Review of the Company's Audited Financial Statements for the Fiscal Year Ended November 29, 2008

        The Audit Committee reviewed and discussed the audited consolidated financial statements of Griffin for the fiscal year ended November 29, 2008 with Griffin's management. The Audit Committee discussed with McGladrey & Pullen, LLP, Griffin's independent registered public accountants for the fiscal year ended November 29, 2008, the matters required to be discussed by Statements on Auditing Standards ("SAS") No. 61 "Communication with Audit Committees", as amended by SAS No. 91.

        The Audit Committee has also received the written disclosures and the letter from McGladrey & Pullen, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants communications with the Audit Committee concerning independence. The Audit Committee has discussed the independence of McGladrey & Pullen, LLP with that firm.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that Griffin's audited consolidated financial statements be included in Griffin's Annual Report on Form 10-K for the fiscal year ended November 29, 2008 for filing with the SEC.

Submitted By:	David F. Stein (Chairman) Thomas C. Israel Albert H. Small, Jr.

        The Board Audit Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filings under the Securities Act or the Exchange Act, except to the extent that Griffin specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

 III.    SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors expects to appoint the firm of McGladrey & Pullen, LLP as independent registered public accountants to audit the financial statements of Griffin for the fiscal year ending November 28, 2009, such appointment to continue at the pleasure of the Audit Committee and to be presented to the stockholders for ratification.

        The following is a summary of the fees incurred by Griffin for professional services rendered from McGladrey & Pullen LLP for fiscal 2008 and PricewaterhouseCoopers LLP for fiscal 2007:

	Fiscal 2008 Fees		Fiscal 2007 Fees
Audit fees	$602,000		$985,000
Audit-related fees	21,000		21,000
Tax fees	89,500	(1)	87,000
All other	—		—

	$712,500		$1,093,000

  (1)
  Represents $5,500 for McGladrey & Pullen LLP and $84,000 for PricewaterhouseCoopers LLP.

        Audit fees consist of fees incurred for professional services rendered for the audit of Griffin's consolidated financial statements and for the review of Griffin's interim consolidated financial statements. Audit-related fees include fees incurred for professional services rendered for the audit of Griffin's 401(k) Savings Plan by McGladrey & Pullen LLP. Tax fees consist of fees incurred for professional services relating to tax compliance, tax reporting and tax planning. There were no consulting fees paid to McGladrey & Pullen LLP or to PricewaterhouseCoopers LLP in either fiscal 2008 or fiscal 2007.

        The Audit Committee's policy is to pre-approve all audit, audit-related and tax services to be provided by the independent registered public accountants. During fiscal 2008, Griffin's Audit Committee pre-approved all audit, audit-related and tax services. The Audit Committee has considered the non-audit services provided by McGladrey & Pullen LLP and determined that the services provided were compatible with maintaining the independence of McGladrey & Pullen LLP.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
SELECTION OF McGLADREY & PULLEN, LLP

        While the submission of this proposal to a vote of stockholders is not legally required, the Audit Committee and management believe that stockholder ratification of Griffin's selection of independent registered public accountants is desirable. In the event this selection is not ratified by the affirmative vote of a majority of shares of Griffin common stock present or represented by proxy and entitled to vote on the selection, the Audit Committee will consider that fact when it selects the independent registered public accountants for the following year. The Audit Committee may, in its discretion, replace McGladrey & Pullen, LLP as independent registered public accountants at a later date without the approval of the stockholders.

        A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

        On March 25, 2008, the Audit Committee of the Board of Directors of Griffin dismissed PricewaterhouseCoopers LLP ("PwC") as Griffin's independent registered public accounting firm. PwC's reports on Griffin's consolidated financial statements as of and for the fiscal years ended December 2, 2006 and December 1, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

        During Griffin's fiscal years ended December 2, 2006 and December 1, 2007 and the subsequent period through March 25, 2008, Griffin has not had any disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years. Also during this period, there have been no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

        Griffin provided PwC with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K and requested that PwC furnish Griffin with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the statements related to PwC made by Griffin. A copy of PwC's letter to the SEC dated March 26, 2008 is attached as Exhibit 16.1 to Griffin's Current Report on Form 8-K filed on March 27, 2008.

        On March 25, 2008, the Audit Committee appointed McGladrey & Pullen, LLP as Griffin's new independent registered public accounting firm for Griffin's 2008 fiscal year. Neither Griffin, nor anyone on its behalf, consulted McGladrey & Pullen, LLP regarding any matter during Griffin's fiscal years ended December 2, 2006 or December 1, 2007, or the subsequent interim period prior to the accountant's engagement.

        A copy of Griffin's Annual Report on Form 10-K filed with the Securities and Exchange Commission is available to Griffin's stockholders without charge at the web site (http://www.sec.gov/) maintained by the Securities and Exchange Commission and at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, DC 20549. In addition, a limited number of copies are available at Griffin's offices and may be obtained upon written request to:

Griffin Land & Nurseries, Inc. One Rockefeller Plaza Suite 2301 New York, New York 10020 Attention: Corporate Secretary

Dated:    April 8, 2009

 Exhibit A

GRIFFIN LAND & NURSERIES, INC.
2009 STOCK OPTION PLAN

ARTICLE 1.

PURPOSE

        The purpose of the Griffin Land & Nurseries, Inc. 2009 Stock Option Plan (the "Plan") is to promote the success and enhance the value of Griffin Land & Nurseries, Inc. (the "Company") by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article 8. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 8.6, or as to which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

        2.2   "Affiliate" shall mean (a) a Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

        2.3   "Annual Option" shall mean an automatic Option to purchase shares of Stock granted to a Non-Employee Director who is reelected to the Board at any annual meeting of the Company's stockholders, as provided in Section 5.6(a)(ii).

        2.4   "Award" shall mean an Option which may be granted under the Plan.

        2.5   "Award Agreement" shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

        2.6   "Award Limit" shall mean the limit on Shares subject to Awards set forth in Section 3.3.

        2.7   "Board" shall mean the Board of Directors of the Company.

        2.8   "Change in Control" shall mean and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in

  Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or the Cullman and Ernst Group) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

            (i)    Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

            (ii)   After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

        In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

        The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.9   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

        2.10 "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 8.1.

        2.11 "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

        2.12 "Company" shall mean Griffin Land & Nurseries, Inc., a Delaware corporation.

        2.13 "Consultant" shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

        2.14 "Covered Employee" shall mean any Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.15 "Cullman and Ernst Group" shall mean the group consisting of Edgar M. Cullman, Edgar M. Cullman, Jr., Susan R. Cullman, John L. Ernst, Frederick M. Danziger and the members of their families and trusts with respect to which they are the director or trustee, partnerships in which they own substantial interests and charitable foundations on whose boards of directors they sit.

        2.16 "Director" shall mean a member of the Board, as constituted from time to time.

        2.17 "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

        2.18 "Effective Date" shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company's stockholders.

        2.19 "Eligible Individual" shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

        2.20 "Employee" shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

        2.21 "Equity Restructuring" shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

        2.22 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        2.23 "Fair Market Value" shall mean, as of any given date, the value of a Share determined as follows:

          (a)   If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (b)   If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (c)   If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

        2.24 "Greater Than 10% Stockholder" shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

        2.25 "Holder" shall mean a person who has been granted an Award.

        2.26 "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

        2.27 "Initial Option" shall mean an automatic Option to purchase shares of Stock granted to a person who first becomes a Non-Employee Director, as provided in Section 5.6(a)(i).

        2.28 "Non-Employee Director" shall mean a Director of the Company who is not an Employee.

        2.29 "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

        2.30 "Option" shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

        2.31 "Permitted Transferee" shall mean, with respect to a Holder, any "family member" of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

        2.32 "Plan" shall mean this Griffin Land & Nurseries, Inc. 2009 Stock Option Plan, as it may be amended or restated from time to time.

        2.33 "Prior Plan" shall mean the Griffin Land & Nurseries, Inc. 1997 Stock Option Plan, as it may be amended from time to time.

        2.34 "Program" shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

        2.35 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.36 "Shares" shall mean shares of Common Stock.

        2.37 "Subsidiary" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        2.38 "Substitute Award" shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

        2.39 "Termination of Service" shall mean,

          (a)   As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

          (b)   As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

          (c)   As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

        The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder's employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Section 9.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 225,000 Shares and (ii) any Shares which as of the Effective Date are available for issuance under the Prior Plan and which following the Effective Date are not issued under the Prior Plan). Notwithstanding the foregoing, subject to Section 9.2 and Section 3.1(b), no more than 386,926 Shares may be delivered upon the exercise of Incentive Stock Options (which 386,926 Shares is equal to the sum of (A) 225,000 Shares and (B) 161,926 Shares (the number of Shares available for issuance and not subject to outstanding options under the Prior Plan as of the Effective Date)).

          (b)   To the extent that an Award terminates, expires, or lapses for any reason, or an Award is settled in cash without the delivery of shares to the Holder, then any Shares subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate shall not be counted against Shares available for grant pursuant to the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

        3.2    Stock Distributed.    Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Section 8.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any fiscal year shall be 50,000.

ARTICLE 4.

GRANTING OF AWARDS

        4.1    Participation.    The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 5.6 regarding the automatic grant of options to Non-Employee Directors, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

        4.2    Award Agreement.    Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        4.3    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        4.4    At-Will Employment.    Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

        4.5    Foreign Holders.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries may operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

ARTICLE 5.

GRANTING OF OPTIONS

        5.1    Granting of Options to Eligible Individuals.    The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

        5.2    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any Affiliate corporation of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

        5.3    Option Exercise Price.    The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

        5.4    Option Term.    The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the

Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

        5.5    Option Vesting.

          (a)   The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

          (b)   No portion of an Option which is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

        5.6    Automatic Grants to Non-Employee Directors.

          (a)   During the term of the Plan, (i) a person who first becomes a Non-Employee Director following the Effective Date automatically shall be granted an Option to purchase that number (rounded down to the nearest whole number) of shares of Stock (subject to adjustment as provided in Section 7.3 of the Prior Plan) equal to the ratio of (A) $60,000 to (B) the Fair Market Value per share of Stock as of the date of such initial election or appointment (an "Initial Option") and (ii) each Non-Employee Director who is reelected to the Board at any annual meeting of the Company's stockholders following the Effective Date shall, as of the date of the applicable annual meeting, automatically be granted an Option to purchase that number (rounded down to the nearest whole number) of shares of Stock (subject to adjustment as provided in Section 7.3 of the Prior Plan) equal to the ratio of (A) $40,000 to (B) the Fair Market Value per share of Stock as of the date of such annual meeting (an "Annual Option"), provided, he or she continues to serve as a member of the Board as of such date. Members of the Board who are Employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Option grant but to the extent they are otherwise eligible, will receive, at each annual meeting of stockholders after his or her retirement from employment with the Company, an Annual Option grant.

          (b)   Options granted to Non-Employee Directors shall be Non-Qualified Stock Options. The exercise price per share of Stock subject to each Option granted to a Non-Employee Director shall equal 100% of the Fair Market Value of a share of common Stock on the date the Option is granted. Initial Options shall become fully exercisable upon the date of grant. Annual Options shall become fully exercisable upon the second anniversary of the date of grant. The term of each Option granted to a Non-Employee Director shall be 10 years from the date the Option is granted. Upon a Non-Employee Director's termination of membership on the Board by reason of the Non-Employee Director's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), his or her Option granted under Section 5.6(a) shall remain exercisable for 12 months following his or her termination of membership on the Board. Upon a Non-Employee Director's termination of membership on the Board for any reason other than the Independent's death or by reason of his or her permanent and total disability, his or her Option granted under Section 5.6(a) shall remain exercisable for 3 months following his or her termination of membership on the Board. Unless otherwise determined by the Board on or after the date of grant of such Option, no portion of an Option granted under Section 5.6(a) which is unexercisable at the time of a Non-Employee Director's termination of membership on the Board shall thereafter become exercisable.

        5.7    Substitute Awards.    Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE 6.

EXERCISE OF OPTIONS

        6.1    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

        6.2    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

          (a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)   In the event that the Option shall be exercised pursuant to Section 7.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

          (d)   Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 7.1 and 7.2.

        6.3    Notification Regarding Disposition.    The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 7.

ADDITIONAL TERMS OF AWARDS

        7.1    Payment.    The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation:

(a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or shares of Common Stock held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

        7.2    Tax Withholding.    The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder's FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option exercise involving the sale of shares to pay the Option exercise price or any tax withholding obligation.

        7.3    Transferability of Awards.

          (a)   Except as otherwise provided in Section 7.3(b):

            (i)    No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

            (ii)   No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

            (iii)  During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

          (b)   Notwithstanding Section 7.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

          (c)   Notwithstanding Section 7.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder's spouse as his or her beneficiary with respect to more than 50% of the Holder's interest in the Award shall not be effective without the prior written or electronic consent of the Holder's spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Administrator prior to the Holder's death.

        7.4    Conditions to Issuance of Shares.

          (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

          (b)   All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

          (c)   The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

          (d)   No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

          (e)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall, in its discretion, either (i) deliver to any Holder certificates evidencing Shares issued in connection with any Award, or (ii) record such Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        7.5    Forfeiture Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Service for "cause" (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder).

        7.6    Prohibition on Repricing.    Subject to Section 9.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option to reduce its price per share, or (ii) cancel any Option in exchange for cash or another Award when the Option price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 9.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 8.

ADMINISTRATION

        8.1    Administrator.    The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act or any successor rule, an "outside director" for purposes of Section 162(m) of the Code and an "independent director" under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 8.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 8.6.

        8.2    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 9.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

        8.3    Action by the Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        8.4    Authority of Administrator.    Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

          (a)   Designate Eligible Individuals to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Eligible Individual;

          (c)   Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Holder;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

        8.5    Decisions Binding.    The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

        8.6    Delegation of Authority.    To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 8; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 8.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 9.

MISCELLANEOUS PROVISIONS

        9.1    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 9.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 9.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (ii) reduce the price per share of any outstanding Option granted under the Plan, or (iii) cancel any Option in exchange for cash or another Award when the Option price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 9.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

        9.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company's stock or the share price of the Company's stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the number and kind of shares of Common Stock (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 5.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan.

          (b)   In the event of any transaction or event described in Section 9.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

            (i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 9.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested;

            (ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (iii)  To make adjustments in the number and type of shares of the Company's stock (or other securities or property) subject to outstanding Awards and Awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

            (v)   To provide that the Award cannot vest, be exercised or become payable after such event.

          (c)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 9.2(a) and 9.2(b):

            (i)    The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

            (ii)   The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit.) The adjustments provided under this Section 9.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

          (d)   Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event an Award is assumed or an equivalent Award substituted, and a Holder has a Termination of Service upon or within twelve (12) months following the Change in Control, then such Holder shall be fully vested in such assumed or substituted Award.

          (e)   In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Award, the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

          (f)    For the purposes of this Section 9.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

          (g)   The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

          (h)   No adjustment or action described in this Section 9.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

          (i)    The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (j)    No action shall be taken under this Section 9.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

          (k)   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

        9.3    Approval of Plan by Stockholders.    The Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

        9.4    No Stockholders Rights.    Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

        9.5    Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

        9.6    Effect of Plan upon Other Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        9.7    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        9.8    Titles and Headings, References to Sections of the Code or Exchange Act.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

        9.9    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

        9.10    Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

        9.11    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

        9.12    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        9.13    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        9.14    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

*    *    *    *    *

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Griffin Land & Nurseries, Inc. on April 3, 2009.

*    *    *    *    *

        I hereby certify that the foregoing Plan was approved by the stockholders of Griffin Land & Nurseries, Inc. on                        , 2009.

        Executed on this        day of                        , 2009.

Corporate Secretary

GRIFFIN LAND & NURSERIES, INC.

PROXY

ONE ROCKEFELLER PLAZA

SUITE 2301

NEW YORK, NY 10020

SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned holder of Common Stock of Griffin Land & Nurseries, Inc. (“Griffin”) hereby authorizes and appoints Frederick M. Danziger and Michael S. Gamzon, or either of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Griffin to be held at the New York Hilton Hotel, 1335 Avenue of the Americas, New York, NY 10019 at 10:00 a.m. local time, on May 12, 2009 and any adjournment or adjournments of said meeting and thereat to vote and act with respect to all the shares of Common Stock of Griffin that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.

Such proxies may vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment thereof.

Receipt of the Notice of Meeting and the related Proxy Statement is hereby acknowledged.

(Continued, and to be signed, on the other side)

ANNUAL MEETING OF STOCKHOLDERS OF

GRIFFIN LAND & NURSERIES, INC.

May 12, 2009

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

☐	20730000000000001000 4	051507

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS. NOMINEES ARE LISTED BELOW.

NOMINEES:
☐	FOR ALL NOMINEES	☐ Winston J. Churchill, Jr.
☐ Edgar M. Cullman
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ David M. Danziger
☐ Frederick M. Danziger
☐ Thomas C. Israel
☐	FOR ALL EXCEPT	☐ Albert H. Small, Jr.
	(See instructions below)	☐ David F. Stein

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

		FOR	AGAINST	ABSTAIN
2.	Approval of the Griffin Land & Nurseries, Inc. 2009 Stock Option Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Ratification of the Selection of Independent Registered Public Accountants	☐	☐	☐

I plan to attend the Annual Meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:         Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executer, administrator, attorney, trustee or guardian, please give full side as such. If this signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

GRIFFIN LAND & NURSERIES, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be Held May 12, 2009
GRIFFIN LAND & NURSERIES, INC. ONE ROCKEFELLER PLAZA SUITE 2301 NEW YORK, NEW YORK 10020
PROXY STATEMENT
The Company's Proxy Statement and Annual Report are available at http://materials.proxyvote.com/398231
GENERAL
STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING
I. ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND PRINCIPAL HOLDERS
INTERESTS IN CERTAIN TRANSACTIONS
II. APPROVAL OF THE GRIFFIN LAND & NURSERIES, INC. 2009 STOCK OPTION PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL II.
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
Summary Compensation Table
AUDIT COMMITTEE REPORT
III. SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF McGLADREY & PULLEN, LLP
  Exhibit A
GRIFFIN LAND & NURSERIES, INC. 2009 STOCK OPTION PLAN
ARTICLE 1. PURPOSE
ARTICLE 2. DEFINITIONS AND CONSTRUCTION
ARTICLE 3. SHARES SUBJECT TO THE PLAN
ARTICLE 4. GRANTING OF AWARDS
ARTICLE 5. GRANTING OF OPTIONS
ARTICLE 6. EXERCISE OF OPTIONS
ARTICLE 7. ADDITIONAL TERMS OF AWARDS
ARTICLE 8. ADMINISTRATION
ARTICLE 9. MISCELLANEOUS PROVISIONS